Exhibit 10.25

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

NOT SPECIFIED /OTHER

ASSISTANCE AGREEMENT

1. Award No. DE-EE0002882	2. Modification No. 001	3. Effective Date 12/28/2009	4. CFDA No. 81.087

5. Awarded To ENERKEM CORPORATION Attn: Stephanie Isaacs 222 DELAWARE AVE, 9TH FLOOR WILMINGTON DE 198011621	6. Sponsoring Office Golden Field Office U.S. Department of Energy Golden Field Office 1617 Cole Blvd. Golden CO 80401		7. Period of Performance 12/28/2009 through 09/30/2010

8. Type of Agreement ☐ Grant ☒ Cooperative Agreement ☐ Other	9. Authority 109-58, Energy Policy Act (2005) 111-5, Recovery Act (2009)	10. Purchase Request or Funding Document No. 10EE003126

11. Remittance Address ENERKEM CORPORATION Attn: DINO MILI 222 DELAWARE AVE, 9TH FLOOR WILMINGTON DE 198011621	12. Total Amount Govt. Share: $50,000,000.00 Cost Share : $[ * ] Total : $[ * ]	13. Funds Obligated This action: $0.00 Total : $50,000,000.00

14. Principal Investigator Stephanie Isaacs Phone: 514-875-0284 ext. 258	15. Program Manager Renae Viki Binstock Phone: 303-275-6020	16. Administrator Golden Field Office U.S. Department of Energy Golden Field Office 1617 Cole Blvd. Golden CO 80401-3393

17. Submit Payment Requests To OR for Golden U.S. Department of Energy Oak Ridge Financial Service Center P.O. Box 4517 Oak Ridge TN 37831	18. Paying Office OR for Golden U.S. Department of Energy Oak Ridge Financial Service Center P.O. Box 4517 Oak Ridge TN 37831		19. Submit Reports To

20. Accounting and Appropriation Data See Schedule

21. Research Title and/or Description of Project RECOVERY ACT — HETEROGENEOUS FEED BIOREFINERY PROJECT

For the Recipient		For the United States of America

22. Signature of Person Authorized to Sign		25. Signature of Grants/Agreements Officer Signature on File

23. Name and Title	24. Date Signed	26. Name of Officer Melissa Y. Wise	27. Date Signed 03/26/2010

NOT SPECIFIED /OTHER

NOT SPECIFIED /OTHER

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED
DE-EE0002882/001

NAME OF OFFEROR OR CONTRACTOR

ENERKEM CORPORATION

ITEM NO (A)	SUPPLIES/SERVICE (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

DUNS Number:   830987520

The administrative office (administrative contracting activity) for this modification is 03601. The administrative office (administrative contracting activity) code is needed by the contractor/recipient for reporting to FederalReporting.gov concerning awards made with funding from the American Recovery and Reinvestment Act of 2009 (ARRA or Recovery Act).

The purposes of this modification are to:

1) Delete and replace the Special Terms and Conditions;

2) Add the Intellectual Property Provisions, CDLB-1003 (Attachment 1);

3) Add the Statement of Project Objectives (Attachment 2);

4) Add the Federal Assistance Reporting Checklist and Instructions, DOE F 4600.2 (Attachment 3);

5) Add the Budget Information, SF-424A (Attachment 4);

6) Add the Requirements For Contingency Funds for Integrated Biorefinery Projects, Appendix (Attachment 5); and

7) Change the Recipient Principal Investigator, as noted below and in Block 14 of the Assistance Agreement.

All other terms and conditions remain unchanged.

In Block 7 of the Assistance Agreement, the Period of Performance reflects the beginning of the Project Period through the end of the current Budget Period, shown as 12/28/2009 through 09/30/2010.  For multiple Budget Periods, see Special Terms and Conditions, Provision 4, “Award Project Period and Budget Periods.”

NOT SPECIFIED /OTHER

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

ITEM NO (A)	SUPPLIES/SERVICE (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

“Electronic signature or signatures as used in this document means a method of signing an electronic message that—

(A) Identifies and authenticates a particular person as the source of the electronic message;

(B) Indicates such person’s approval of the information contained in the electronic message; and,

(C) Submission via FedConnect constitutes electronically signed documents.”

DOE Award Administrator:  Brenda Dias

E-mail: Brenda.dias@go.doe.gov

Phone: 303-275-6043

DOE Project Officer: Renae Binstock

E-mail: Renae.binstock@go.doe.gov

Phone: 303-275-6020

Recipient Business Officer:  Jocelyn Auger

E-mail: jauger@enerkem.com

Phone: 514-875-0284 ext. 262

Recipient Principal Investigator: Stephanie Isaacs

E-mail: sisaacs@enerkem.com

Phone: 514-875-0284 ext. 258

ASAP: NO Extent Competed: COMPETED Davis-Bacon

Act: YES

July 2004

NOT SPECIFIED /OTHER

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.